UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024

ConnectM Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41389	87-2898342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 395-1333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Promissory Notes

Between the dates of November 26, 2024 and December 15, 2025, ConnectM Technology Solutions, Inc. (the “Company,” “our,” and “ConnectM”) entered into a series of Convertible Promissory Notes (each, a “Note” and collectively, the “Notes”) with multiple investors (each being a “Purchaser” or collectively “Purchasers”). The terms of the Notes were identical, except with respect to maturity dates, conversion price, the Purchaser name, date of issuance, and the principal amount invested, and the maturity dates.

The following Purchasers’ Notes had maturity dates between 30 - 40 days after issuance. The conversion prices were between $1.00 - $1.10 per share. The Purchaser name, date of issuance, and principal amount invested for each of the Notes are as follows:

●	GreenPicks Partners LLC on November 26, 2024 with $200,000 principal invested;

●	Win-Light Global Co. Ltd. on December 3, 2024 with $400,000 principal invested;

●	Arumilli LLC on March 17, 2025 with $250,000 principal invested; and

●	Win-Light Global Co. Ltd. on March 17, 2025 with $250,000 principal invested.

The following Purchasers’ Notes had maturity dates of 180 days after issuance. The conversion price was $1.10 per share. The Purchaser name, date of issuance, and principal amount invested for each of the Notes are as follows:

●	Ryan Fant on January 20, 2025 with $250,000 principal invested;

●	John C. Gillian on January 22, 2025 with $50,000 principal invested;

●	Christopher J. Joyce on January 23, 2025 with $100,000 principal invested;

●	Patrick J. McCarthy on January 25, 2025 with $150,000 principal invested;

●	Iffat Hussain on January 26, 2025 with $50,000 principal invested;

●	Corey T. Lee on January 29, 2025 with $1,000,000 principal invested;

●	Zachary Espelund on February 4, 2025 with $150,000 principal invested; and

●	Kedar Muley on February 11, 2025 with $50,000 principal invested.;

The following Purchasers’ Notes had maturity dates of 210 days after issuance. The conversion price was the lower of (a) $0.25 or (b) principal and interest divided by 90% of the lowest daily volume weighted average price (“VWAP”) of the common stock during the 3 trading day period prior to the measurement date. Purchaser name, date of issuance, and principal amount invested for each of the Notes are as follows:

●	Sameer Desai on May 26, 2025 with $156,000 invested*;

●	Umesh Goradia on June 9, 2025 with $500,000 principal invested;

●	Umesh Goradia on July 11, 2025 with $500,000 principal invested;

●	Ashish Kulkarni on August 6, 2025 with $200,000 principal invested;

●	Ashish Kulkarni on August 17, 2025 with $200,000 principal invested;

●	Mahesh Kumar Navani Revocable Trust on August 29, 2025 with $500,000 invested

●	Adv Health Technologies Ltd. on September 10, 2025 with $500,000 invested;

●	Ashish Kulkarni on October 8, 2025 with $250,000 principal invested.

●	Adv Health Technologies Ltd on November 25, 2025 with $500,000 invested;

●	Umesh Goradia on December 2, 2025 with $250,000 invested;

●	Mahesh Kumar Navani Revocable Trust on December 8, 2025 with $1,000,000 invested;

●	Umesh Goradia on December 8, 2025 with $250,000 invested; and

●	Vivek Bijoriya on December 8, 2025 with $50,000 invested.

* Mr. Desai’s note was convertible solely at a price equal to 90% of the lowest daily VWAP of the Company’s common stock during the 3 trading days prior to the applicable measurement date and did not include the $0.25 per share conversion price floor applicable to the other notes.

The following Purchasers’ Notes had maturity dates of 365 days after issuance. The conversion price was $1.15. Purchaser name, date of issuance, and principal amount invested for each of the Notes are as follows:

●	Iffat Hussain on March 5, 2025 with $200,000 principal invested;

●	Md Rabiul Hassan on March 21, 2025 with $30,000 invested;

●	Ashish Kulkarni on April 1, 2025 with $150,000 principal invested;

●	Software Ventures FZCO on April 1, 2025 with $100,000 invested;

●	Md Rabiul Hassan on April 4, 2025 with $20,000 invested; and

●	Kaseeb Billah on April 8, 2025 with $100,000 invested.

The material terms of the Notes are set forth below:

(a)	Maturity. The maturity date of the Notes are the amount of days after issuance as noted above, with any unpaid principal and interest paid at that time being payable on that date.

(b)	Interest. Interest shall accrue on any unpaid balance of the Notes after Maturity at a rate of 20% per annum.

(c)	Purpose. Monies loaned from the Purchaser to the Company as evidenced by the Notes shall be used by the Company for working capital purposes.

(d)	Events of Default. Events of default of the Notes include voluntary or involuntary actions by the Company resulting in a failure to perform obligations of conversion, including but not limited to: bankruptcy, insolvency, reorganization, liquidation, or other voluntary corporate actions made by the Company which may interfere with the obligations of conversion of the Notes.

(e)	Mechanics of Conversion. Not later than three business days after the Company’s receipt of a Notice of Conversion of the outstanding principal or interest, the Company shall deliver, or cause to be delivered, to the presenting Purchaser, a certificate or certificates representing the conversion of the Note or a portion thereof into common shares of the Company. Any Shares eligible for resale under Rule 144 shall have the restrictive legend removed at the cost of the Company.

(f)	Reserve. The Company shall, at all times, use reasonable efforts to keep in reserve the number of shares needed to affect the conversion of the Notes.

(g)	Covenants. Any shares issued upon conversion of the Notes when so issued, will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

(h)	Waivers, Liability, Notices, Construction, Severability, Amendments. The Notes contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

(i)	Successors and Assigns. The rights and obligations of the Company and the Purchasers are binding upon and benefit the successors, assigns, heirs, administrators and transferees of any party hereto (by operation of law or otherwise) with the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

(j)	Transfer of Note or Issuable Securities. With respect to any sale or other disposition of the Notes, the Purchaser shall give written notice to the Company prior thereto, together with a written opinion, unless waived by the Company to the effect that such sale or other distribution may be effected without registration or qualification under any U.S. federal or state law then in effect. Upon receiving such written notice, the Company, as promptly as practicable, shall notify the Purchaser and the Purchaser may sell or otherwise dispose of their respective Note in accordance with the terms of the note delivered to the Company.

The foregoing description of the Notes is not complete and is qualified in its entirety by reference to the form of the Note which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Business Loans and Lines of Credit

1.	On October 23, 2025, the Company entered into a funding agreement with Labrys Fund II, LP, an investment fund, pursuant to which we issued a convertible promissory note in the principal amount of $275,000 (the “October 23 Note”). The October 23 Note included a 10% original issue discount, resulting in net proceeds of $250,000, and carries a one-time interest charge of 10%. The October 23 Note matures 12 months from issuance and provides monthly amortization payments beginning 180 days after the issue date, with the right to prepay without penalty on the schedule set forth in the October 23 Note. After the 180-day period (or earlier upon an event of default), the holder may convert all or a portion of the outstanding balance into shares of our common stock at a conversion price equal to 75% of the lowest closing bid price during the 15 trading days immediately prior to the conversion date. In connection with the October 23 Note, we delivered irrevocable instructions to our transfer agent to reserve a sufficient number of shares of our common stock (initially 5,723,214 shares, subject to increase) to ensure that adequate shares are available for any future conversions under the October 23 Note. The proceeds are being used for working capital and general corporate purposes. The foregoing description of the October 23 Note is not complete and is qualified in its entirety by reference to the form of the Note which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

2.	In October 2025, the Company entered into a new funding relationship with Vanquish Funding Group Inc. (“Vanquish”), a lender. On October 1, 2025, October 7, 2025, and November 28, 2025 the Company and Vanquish entered into Securities Purchase Agreements for the sale of bridge notes with the aggregate principal amount of $230,160,$160,160, and $230,160 respectively. In connection with the Securities Purchase Agreements, the Company issued (a) on October 1, 2025, a promissory note in the principal amount of $230,160 with an original issue discount of $24,660 and a one-time interest charge of 12%, maturing on July 30, 2026,(b) on October 7, 2025, a second promissory note in the principal amount of $160,160 with an original issue discount of $17,160, also carrying a 12% one-time interest charge and maturing on August 15, 2026 and (c) on November 28, 2025, a third promissory note in the principal amount of $230,160 with an original issue discount of $24,660 and a one-time interest charge of 12%, maturing on August 31, 2026. All three loans are unsecured and permit early repayment without penalty. The foregoing descriptions of the Securities Purchase Agreements and corresponding promissory notes are not complete and are qualified in their entirety by reference to the agreements which are filed as Exhibits 10.3,10.4, and 10.10 to this Current Report on Form 8-K and are incorporated herein by reference.

3.	On October 23, 2025, Bourque Heating & Cooling Co., Inc. (“Borque”), a subsidiary of the Company entered into a Business Loan and Security Agreement with Finwise Bank, a lender, under which Bourque received total funding of $250,000, with 33% simple interest on the total funding amount. The agreement provides for 63 payments of $5,2777.80 due each business week until the total specified payback amount of $332,500 is satisfied. The funding is unsecured and does not carry traditional interest; instead, repayment is structured as a sale of a portion of future receivables at a discount. The proceeds from this financing are being used for working capital and general corporate purposes, including operating cash flow management and near-term growth initiatives. The foregoing description of the Business Loan and Security Agreement is not complete and is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

4.	On October 27, 2025, the Company entered into a Business Line of Credit Agreement with Blue Sky Electric, Inc., a lender, providing the Company with borrowing capacity of up to $43,100. As of date of this Report, the Company had drawn $42,000 under the line of credit. In accordance with the agreement, the outstanding balance will be repaid in 12 equal monthly installments. The foregoing description of the Business Line of Credit is not complete and is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

5.	On November 4, 2025, Bourque, entered into a Revenue Purchase Agreement with NewCo Capital Group VI, LLC, a lender, under which Bourque received funding of $140,000. The agreement provides for repayment through weekly remittances of $5,025, based on a fixed percentage (9%) of our receivables until the total specified payback amount of $201,000 is satisfied. The funding is unsecured and does not carry traditional interest; instead, repayment is structured as a sale of a portion of future receivables at a discount. The proceeds from these financings are being used for working capital and general corporate purposes, including operating cash flow management and near-term growth initiatives. The foregoing description of the Revenue Purchase Agreement is not complete and is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

6.	On November 7, 2025, Aurai LLC, a subsidiary of the Company, entered into an Agreement of Purchase and Sale of Future Receivable with Nebula Asset Holdings LLC, a lender, under which the Company received total funding of $60,000. The agreement provides for repayment through 20 weekly remittances of $5,400 based on a fixed percentage (15%) of our receivables until the total specified payback amount of $81,000 is satisfied. The funding is unsecured and does not carry traditional interest; instead, repayment is structured as a sale of a portion of future receivables at a discount. The proceeds from these financings are being used for working capital and general corporate purposes, including operating cash flow management and near-term growth initiatives. The foregoing description of the Agreement of Purchase and Sale of Future Receivable is not complete and is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

7.	On November 13, 2025, the Company entered into a Sale of Future Receipts Agreement with Ace Funding Source, a lender, under which the Company received total funding of $150,000. The agreement provides for repayment through weekly remittances (initially $7,000) based on a fixed percentage (7.47%) of our receivables until the total specified payback amount of $210,000 is satisfied. The funding is unsecured and does not carry traditional interest; instead, repayment is structured as a sale of a portion of future receivables at a discount. The proceeds from this financing are being used for working capital and general corporate purposes, including operating cash flow management and near-term growth initiatives. The foregoing description of the Business Line of Credit is not complete and is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

8.	On November 23, 2025, ConnectM Babione, LLC, a subsidiary of the Company, entered into a Term Loan Agreement with WebBank, a lender, pursuant to which ConnectM Babione received total funding of $175,000. The loan bears interest at a fixed rate of 17% per annum, has a 24-month term and provides for equal monthly payments of approximately $8,649.92 until maturity. The funding is unsecured, and the proceeds are being used for working capital and general corporate purposes, including operating cash flow management and near-term growth initiatives. The foregoing description of the Term Loan Agreement is not complete and is qualified in its entirety by reference to the agreement, which is filed as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Amperics Asset Purchase Agreement

On November 3, 2025, the Company entered into and closed on an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Amperics Inc., a Delaware corporation (“Parent”), and Amperics Holdings LLC, a California limited liability company and wholly owned subsidiary of Parent (“Seller,” and together with Parent, the “Seller Parties”).

The Seller Parties are engaged in the business of nanotechnology-based energy storage solutions (the “Business”). Under the Asset Purchase Agreement, the Company agreed to acquire from Seller certain assets used in the Business (the “Assets”) and to assume certain specified liabilities of Seller related to the Business (the “Assumed Liabilities,” and together with the acquisition of the Assets, the “Transaction”).

At the closing of the Transaction (the “Closing”), as consideration for the Assets and the assumption of the Assumed Liabilities, the Company issued to Seller 2,700,000 shares of the Company’s common stock, par value $0.0001 per share (the “Payment Shares”). The Payment Shares were issued in book-entry form in the name of Seller. The Seller Parties received customary piggyback registration rights with respect to the Payment Shares.

The Assets acquired by the Company include, among other things, (i) rights under specified contracts related to the Business, (ii) specified intellectual property and proprietary information, (iii) copies of certain books and records relating to the Business, and (iv) the goodwill of the Business. The Company assumed only certain obligations of Seller under the assumed contracts and assigned intellectual property that arise and accrue after the Closing and do not relate to pre-Closing breaches or defaults. All remaining liabilities of the Seller Parties and the Business remain with the Seller Parties.

The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions for a transaction of this type, including interim operating restrictions, efforts to obtain consents, and reciprocal indemnification provisions subject to customary survival periods, baskets and caps.

The foregoing summary of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K.

Geo Impex Exchange and Acquisition Agreement

On November 3, 2025, the Company entered into and consummated an Exchange and Acquisition Agreement (the Acquisition Agreement”) by and among the Company, ConnectM India Pvt Ltd., an Indian private limited company and wholly owned subsidiary of the Company (“ConnectM India” and, together with the Company, the “ConnectM Parties”), Geo Impex LLC, a Delaware limited liability company (“Geo Impex”), Global Impex LLC, a Delaware limited liability company (“Global Impex”), Geo Impex & Logistics Pvt Ltd., an Indian private limited company (“Geo Impex India”), and Marsh CDM Services Pvt Ltd., an Indian private limited company (“Marsh CDM” and, together with Geo Impex, Global Impex and Geo Impex India, the “Geo Impex Parties”).

Prior to entry into the Acquisition Agreement, Geo Impex owned 100% of the membership interests of Global Impex, and Global Impex owned 5,574,005 equity shares of Geo Impex India, representing approximately 48.01% of the equity interests of Geo Impex India. Marsh CDM, a wholly owned subsidiary of Geo Impex, owned 4,436,111 equity shares of Geo Impex India, representing approximately 38.21% of the equity interests of Geo Impex India.

At the Closing, (i) Geo Impex sold and transferred to the Company all of the issued and outstanding membership interests of Global Impex (the “Membership Interests”) and (ii) Marsh CDM sold and transferred to ConnectM India its 4,436,111 equity shares of Geo Impex India (the “Marsh CDM/Geo Impex India Shares”).

In consideration for the acquisition of the Membership Interests, the Company issued to Geo Impex 33,300,000 shares of the Company’s common stock (the “Exchange Shares”). In consideration for the acquisition of the Marsh CDM/Geo Impex India Shares, ConnectM India issued to Marsh CDM a promissory note of ConnectM India in the initial principal amount of INR 70,000,000 (approximately $788,900) (the “Note”). The Note is fixed-principal and does not include price-protection or similar variable features.

In connection with closing, the parties took required actions to reconstitute the board of Geo Impex India to consist of directors nominated by ConnectM India and to appoint related officers.

The Acquisition Agreement contains customary representations, warranties, and covenants, including interim operating restrictions, no-shop provisions, obligations to obtain required approvals and consents, and reciprocal indemnification provisions subject to negotiated survival, basket and cap limitations. Geo Impex represented that it is an accredited investor acquiring the Exchange Shares for investment purposes.

The foregoing summary of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement filed as Exhibit 2.3 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 3, 2025, the Company completed each of the transaction described under Item 1.01, which is incorporated herein by reference.

Pursuant to the Asset Purchase Agreement, the Company acquired the Assets and issued the Payment Shares to the Seller.

Pursuant to the Acquisition Agreement, the Company acquired all of the Membership Interests and ConnectM India acquired all of the March CDM/Geo Impex India Shares, issuing the consideration described above.

As a result of the Acquisition Agreement, Global Impex became a wholly owned subsidiary of the Company, and the Company, through Global Impex and Connect M India, indirectly and directly holds a majority of the outstanding equity of Geo Impex India.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to Notes is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Convertible Shares

Following the issuance of the Notes, the Company issued an aggregate of 21,194,562 shares of common stock upon conversion of the Notes during the three months ended September 30, 2025, as follows (collectively, the “Conversions”):

●	1,500,521 shares of common stock issued to GreenPicks Partners LLC on September 16, 2025;

●	2,991,157 shares of common stock issued to Win-Light Global Co. Ltd. on September 16, 2025;

●	1,775,342 shares of common stock issued to Ryan Fant on September 24, 2025;

●	365,068 shares of common stock issued to John C. Gillian on September 16, 2025;

●	710,137 shares of common stock issued to Christopher J. Joyce on September 16, 2025;

●	1,065,205 shares of common stock issued to Patrick J. McCarthy on September 16, 2025;

●	355,068 shares of common stock issued to Iffat Hussain on September 16, 2025;

●	7,101,370 shares of common stock issued to Corey T. Lee on September 16, 2025;

●	355,068 shares of common stock issued to Kedar Muley on September 16, 2025;

●	1,420,274 shares of common stock issued to Iffat Hussain on September 16, 2025;

●	1,777,676 shares of common stock issued to Arumilli LLC on September 16, 2025; and,

●	1,777,676 shares of common stock issued to Win-Light Global Co. Ltd. on September 16, 2025.

The Company also issued an aggregate of 18,308,534 shares of common stock upon conversion of the Notes after the period ended September 30, 2025, as follows:

●	710,137 shares of common stock issued to Software Ventures FZCO on October 22, 2025;

●	142,027 shares of common stock issued to Md Rabiul Hassan on October 22, 2025;

●	710,137 shares of common stock issued to Kaseeb Billah on October 22, 2025;

●	470,450 shares of common stock issued to Ashish Kulkarni on November 3, 2025;

●	470,450 shares of common stock issued to Umesh Goradia on November 3, 2025;3,035,008 shares of common stock issued to Umesh Goradia on November 25, 2025;

●	2,986,301 shares of common stock issued to Umesh Goradia on November 25, 2025;

●	1,178,691 shares of common stock issued to Ashish Kulkarni on November 25, 2025;

●	1,171,994 shares of common stock issued to Ashish Kulkarni on November 25, 2025;

●	2,096,438 shares of common stock issued to Maheshkumar Navani Revocable Trust on November 25, 2025;

●	2,893,455 shares of common stock issued to Adv Health Technologies Ltd. on November 25, 2025;

●	1,425,419 shares of common stock issued to Ashish Kulkarni on November 25, 2025;

●	170,219 shares of common stock issued to Md Rabiul Hassan on November 25, 2025; and

●	847,808 shares of common stock issued to Ashish Kulkarni on November 25, 2025.

The common stock issued pursuant to the Conversions were issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(d) of Regulation D thereunder. Each of the Purchasers represented to the Company that they are an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.

Payment and Exchange Shares

The information set forth in Items 1.01 with respect to the issuance of the Payment Shares and the Exchange Shares is incorporated herein by reference.

On November 3, 2025, the Company issued:

-	2,700,000 Payment Shares to Seller in connection with the Asset Purchase Agreement; and

-	33,300,000 Exchange Shares to Geo Impex in connection with the Acquisition Agreement.

Each issuance was made in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) and Regulation D thereunder. Each recipient represented that it is an accredited investor acquiring the securities for investment purposes and not with a view to distribution. Appropriate restrictive legends and transfer limitations will be applied.

Issued and Outstanding Stock

Following the issuances noted in this Item 3.02, as of December 15, 2025, the Company had 151,812,318 shares of common stock issued and outstanding.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among the Company, Amperics Inc. and Amperics Holdings LLC, dated November 3, 2025
2.2	Bill of Sale and Assignment and Assumption Agreement by and between the Company and Amperics Holdings, LLC, dated November 3, 2025
2.3	Exchange and Acquisition Agreement, by and among the Company, ConnectM India Pvt Ltd., Geo Impex LLC, Global Impex LLC, Geo Impex & Logistics Pvt Ltd., and Marsh CDM Services Pvt Ltd., dated November 3, 2025
10.1	Form of Convertible Promissory Note issued by the Company to the Purchasers between November 26, 2024 and November 3, 2025.
10.2	Funding Agreement between the Company and Labrys Fund II, LP, dated October 23, 2025
10.3	Securities Purchase Agreement between the Company and Vanquish Funding Group Inc., dated October 1, 2025
10.4	Securities Purchase Agreement between the Company and Vanquish Funding Group Inc., dated October 7, 2025
10.5	Business Loan and Security Agreement between Bourque Heating & Cooling Co Inc. and Finwise Bank, dated October 23, 2025
10.6	Business Line of Credit Agreement between the Company and Blue Sky Electric Inc., dated October 27, 2025
10.7	Revenue Purchase Agreement between Bourque Heating & Cooling Co Inc. and NewCo Capital Group VI, LLC, dated November 4, 2025
10.8	Agreement of Purchase and Sale of Future Receivable between Aurai LLC and Nebula Asset Holdings LLC, dated November 7, 2025
10.9	Sale of Future Receivables Agreement between the Company and Ace Funding Source, dated November 13, 2025
10.10	Securities Purchase Agreement between the Company and Vanquish Funding Group Inc., dated November 28, 2025
10.11	Term Loan Agreement between ConnectM Babione, LLC and WebBank, dated November 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2025

ConnectM Technology Solutions, Inc.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer